SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2004 divine, inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4225 Naperville Road, Suite 400
Lisle, Illinois 60532

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 799-7500

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events.

On May 25, 2004, divine, inc., a Delaware corporation (“divine”), in connection with its voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code, filed with the bankruptcy court separate monthly operating reports for the period April 1, 2004, through April 30, 2004, in regard to its software, hosting, and corporate businesses.  divine also filed a monthly operating report summarizing its disbursements and receipts for the same period.

Copies of these reports are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4, respectively, and are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description

	99.1	Monthly Operating Report of divine’s software business for the period April 1, 2004, through April 30, 2004.

	99.2	Monthly Operating Report of divine’s hosting business for the period April 1, 2004, through April 30, 2004.

	99.3	Monthly Operating Report of divine’s corporate business for the period April 1, 2004, through April 30, 2004.

	99.4	Monthly Operating Report summarizing divine’s disbursements and receipts for the period April 1, 2004, through April 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2004

divine, inc.

	By:	/s/ James Boles
James Boles
Liquidating CEO

Exhibit Number	Description

99.1	Monthly Operating Report of divine’s software business for the period April 1, 2004, through April 30, 2004.

99.2	Monthly Operating Report of divine’s hosting business for the period April 1, 2004, through April 30, 2004.

99.3	Monthly Operating Report of divine’s corporate business for the period April 1, 2004, through April 30, 2004.

99.4	Monthly Operating Report summarizing divine’s disbursements and receipts for the period April 1, 2004, through April 30, 2004.